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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



      Date of Report (date of earliest event reported): FEBRUARY 14, 2002



                          CABOT OIL & GAS CORPORATION
             (Exact name of registrant as specified in its charter)



          DELAWARE                     1-10447                   04-3072771
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
      of incorporation)                                      Identification No.)



         1200 ENCLAVE PARKWAY
            Houston, Texas                                77077
(Address of principal executive offices)                (Zip Code)



      Registrant's telephone number, including area code:  (281) 589-4600
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ITEM 5.  OTHER EVENTS.

     On February 14, 2002 and February 19, 2002, Cabot Oil & Gas Corporation issued the press releases attached as Exhibits 99.1 and 99.2, respectively, which are incorporated herein by reference.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

     99.1  --  Press Release dated February 14, 2002.

     99.2  --  Press Release dated February 19, 2002.
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CABOT OIL & GAS CORPORATION


                              By:    /s/ Scott C. Schroeder
                                   ------------------------------------------
                                   Scott C. Schroeder
                                   Vice President, Chief Financial Officer and
                                   Treasurer


Date: February 20, 2002
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                                 EXHIBIT INDEX

99.1 --   Press Release dated February 14, 2002.

99.2 --   Press Release dated February 19, 2002.